November 2, 2009 Earnings Webcast & Conference Call First Quarter Fiscal Year 2010 Broadridge Financial Solutions, Inc. Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, such as our fiscal year 2009 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our
Annual Report on Form 10-K for the fiscal year ended June 30, 2009 (the “2009 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2009 Annual Report.  These risks include: the success of
Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws affecting the investor communication services provided by
Broadridge; changes in laws regulating registered securities clearing firms and broker-dealers; declines in trading volume, market prices, or the liquidity of the securities markets; any material breach of Broadridge security affecting its clients’
customer information; Broadridge’s ability to continue to obtain data center services from its former parent company,
Automatic Data Processing, Inc. (“ADP”); any significant slowdown or failure of Broadridge’s systems; Broadridge’s failure to keep pace with changes in technology and demands of its clients; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; overall market and economic conditions; and any adverse consequences from Broadridge’s spin-off from ADP.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
First Quarter 2010 Results and Dan Sheldon, CFO
Full Year Guidance Summary
Strategy Update Rich Daly, CEO
Summary and Closing Comments Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: • Financial results for the first quarter of fiscal year 2010 • A review of closed sales performance • Overview of the Penson transaction

Opening Remarks – Key Topics
First
Quarter Fiscal Year 2010 Financial Results:
Financial performance for the quarter is in-line with expectations
•
Revenue and earnings per share for the operating businesses are tracking as planned for the year, before any impact resulting from the closing of the two new strategic transactions
Continued growth in recurring fee and a rebound in event-driven revenues, were more than offset by decline in low-margin distribution revenues and the carry-over impact of fiscal year 2009 price concessions and client losses
Overall, the intensity level of the previously-disclosed headwinds appears to be easing
•
Event-driven mutual fund proxy activity is returning
•
Activity around price concessions has normalized and we are not aware of any new significant client losses
As anticipated, earnings are down as we move through the grow-over challenges in our securities processing business from the fiscal year 2009 headwinds
Opportunistically repurchased approximately 3.5 million Broadridge shares during the first quarter at an average price of $20.53 per share

Opening Remarks – Key Topics
Sales Performance Overview:
Closed sales for the quarter of $31M were in-line with expectations
Strong event-driven sales as mutual fund proxy sales activity has gained momentum at a level better and slightly earlier than expected
Expect mutual fund closed sales activity to contribute to revenues in the 2   and
3 quarters of fiscal year 2010
Post-quarter closed a strategic transaction in the Investor Communications business (ICS)
ICS segment signed a seven-year deal with Morgan Stanley Smith Barney LLC (MSSB)
which,
when
the
systems
are
fully
converted
onto
the
Broadridge
production platform over
the next two years, will generate greater than $35M in annual fee revenue for production and distribution of account statements, performance reports, tax reporting documents, and certain trade confirms, as well as the provision of prospectus fulfillment services
Sales pipeline continues to have good momentum and contains promising opportunities in all segments
Increasing our fiscal year 2010 closed sales forecast to a range of $185-205M from a range of $165-185M
rd
nd

Opening Remarks – Key Topics
Penson Transaction Overview:
Broadridge to sell approximately $75M in annualized clearing revenues in exchange for approximately $65-75M in annualized outsourcing revenues, via a ten-year global outsourcing contract with Penson
Broadridge will exit the clearing business through a sale of the clearing client contracts to Penson and focus on its core competency as a technology services company
Transaction provides a more efficient use of capital as eliminating the clearing balance sheet enables us to free up approximately $180-200M in net cash
Broadridge will sell clearing client contracts to Penson for between $60-70M in total consideration from Penson in the form of a five-year note and shares in Penson
Deal is expected to close within the next six months
Penson transaction will result in a simpler business model that is easier to understand, and eliminates any balance sheet risk associated with clearing services, while retaining the upside revenue opportunities afforded by operations outsourcing

Penson Transaction - Overview
Financial Overview:
Frees up net cash of approximately $180-200M and eliminates the on-
going clearing business balance sheet risks
•
Wind down the majority of the clearing balance sheet shortly after close of deal and thereby significantly reducing regulatory capital
•
Margin lending and the need for short-term clearing debt eliminated
•
Broadridge will provide Penson with a $50M eighteen-month loan facility at closing if Penson is not able to raise additional regulatory capital
Sale of clearing client contracts for approximately $60-70M in total consideration of:
•
Shares of common stock in Penson not to exceed 9.9% of total outstanding
•
Five-year note

Penson Transaction – Overview (con’t)
Transitioning of business – Two Phases:
Phase 1:  Sell clearing contracts that currently produce about $75M of annualized clearing revenue, and at close of deal, begin generating approximately $35-40M in annualized outsourcing revenue
Phase 2:  Penson outsources certain securities processing and back-office services with approximately $30-35M in annualized outsourcing revenue to
Broadridge – conversion expected to take 12-18 months
Fiscal year 2010 financial impact to Broadridge (assumes
3 quarter close)
$18-21M in lower revenue and a higher pre-tax loss in operations of $5-6M
One-time loss on disposal of business of approximately $30-35M pre-
tax/$18-22M after-tax
rd

Broadridge Q1 Results and FY10 Guidance
Q1 – Revenue growth, earnings and EPS of $0.19 per share are all down, but in-line with expectations
Fiscal year 2010 guidance (assumes Penson deal closes in our 3 quarter):
Expected revenue growth of 6-8% vs. August 2009 guidance of 4-8%.
“Low range” improved due to existing core ICS business, as impact on net revenues from Penson and MSSB transactions virtually offset each other
EPS – Non-GAAP range remains $1.50-$1.60:
•
Our core business before Penson/MSSB transactions is expected to  improve earnings per share by $0.04 per share
•
Share buybacks of approximately 3.5M shares during Q1 is
expected to add another $0.03 in earnings per share
•
Recurring earnings impact of Penson/MSSB is expected to reduce earnings per share by $0.07 per share
EPS – GAAP range of $1.42-$1.52:
•
One-time items: loss on sale of Clearing business ($0.14 per share)
will be offset by benefit from foreign tax restructuring credit ($0.06 per share)
rd

Segment Results – Investor Communication Solutions
Key Highlights:
Revenues:
Q1 - Strong fee growth of 6% from recurring fee and event-driven revenues, primarily from mutual fund proxy.
Distribution fees down 8% due to product mix
Full Year – Expect total revenues up 12-13% and increased the “low range” due to recurring growth which is now in the 11-13% range (3% MSSB) and event-driven in the 29%-35% range driven by mutual fund proxy.
Distribution growth lower than fee due to product mix and Notice and Access
Margins:
Q1 – Slightly up and impacted by increased investments in the business
Full Year – Expect up 70-150 bps.  Core business up 170–250 bps, as impact from MSSB is negative 100 bps
MSSB Contract:
Customer communications services seven-year contract with annualized fee revenues +$35M and greater than
20% margins post two-year conversion
1Q10 1Q09
Actual Actual Low High
Revenues $310 $314 $1,715 $1,737
Growth Rate -1% 5% 12% 13%
Fee Revenues $158 $148 $897 $925
Growth Rate 6% 4% 16% 19%
Recurring (RC) 7% 9% 11% 13%
Event-driven (ED) 5% -4% 29% 35%
Distribution Revenues $152 $166 $818 $812
Growth Rate -8% 6% 8% 7%
Margin $ $23 $23 $292 $309
Margin % 7.6% 7.4% 17.0% 17.8%
Margin Basis Points (bps) Change 20 bps 260 bps 70 bps 150 bps
FY10 Range
($ in millions)

11 11
Segment Results – Securities Processing Solutions
Key Highlights:
Revenues:
Q1 – Revenues were down 7%, as expected, driven by the carry-over impact of price concessions and losses
Losses and concessions were somewhat better than expected (related to timing) and trade volumes were flat in equities and down in fixed income
Full Year – Anticipate sales, losses and price concessions to remain in-line with expectations.
Low and high revenue range primarily impacted by trade volumes
Margins:
Q1 – Margins were better than expected due to delayed investment spend
Full year – Low and high margin ranges impacted by trade volume revenue activity
1Q10 1Q09
Actual Actual Low High
Revenues $124 $133 $504 $515
Growth Rate -7% 7% -6% -4%
Trade $71 $81 $290 $299
Growth Rate
-11% 7% -7% -4%
Non-trade $53 $52 $214 $216
Growth Rate
2% 7% -3% -2%
Margin $ $28 $37 $107 $118
Margin % 22.5% 28.1% 21.2% 22.9%
Margin (bps) Changes 560 bps 310 bps 550bps 380bps
($ in millions)
FY10 Range

Segment Results – Clearing and Outsourcing Solutions
Revenues:
Q1 - revenues were up 10% due to contributions from net new business (Neuberger contribution 14%) and higher trade volumes, offset by lower net interest income (due to decreases in both Federal Funds rate and margin balances)
Operating losses:
Q1 - Stronger performance primarily driven by higher revenues and one-time expense benefits
Penson Transaction (expected impact to Q3 & Q4):
Revenues negatively impacted by $18-21M given timing of clearing contracts sold and conversion of new outsourcing business
(12-18 months)
•
1
st
half revenues not impacted by Penson transaction
•
2
nd
half impacted by:
•
reduction in interest and clearing revenues of approximately $38M
•
addition of Penson outsourcing for client revenues sold “on-boarding” $18-20M
•
Beyond FY10, expect the Penson outsourcing business will ramp to $60-66M in FY11, and will be fully converted by 1 st
half of FY12
•
Operating losses all related to continuing business
•
Changes from previous guidance all related to timing of revenue conversions
1Q10 1Q09
FY10 Range (Revised) FY10 Range
(Original)
Actuals Actuals Low High Low High
Revenues $26 $23 $82 $84 $100 $105
Growth Rate 10% -6% -19% -17% -1% 4%
Net Interest Income $2 $5 $5 $5 $9 $10
Other Clearing Revenue
$18 $12 $33 $33 $67 $70
Outsourcing Revenue $6 $6 $44 $46 $24 $25
Pre-tax Loss -$2 -$3 -$19 -$16 -$13 -$11
($ in millions)

Segment Results – Other & Foreign Exchange (FX)
Other Fees: Not material for FY09 and not anticipating Other Fees for FY10
FX: Potential for reduced negative impact if weakening U.S.$ continues for remainder of
FY10
Other:
Interest – Dependent on changes in LIBOR – Not anticipating paying down additional debt
Corporate Expenses & Investments – Q1 at $7M run-rate (Q1 benefited from one-
time credits)
1Q10 1Q09 FY10 Range
Actual Actual Low High
Other Fees Revenues $0 $0 $0 $0
Other Fees Margin $0 $0 $0 $0
FX Revenues
-$2
$2 -$30 -$20
FX P&L Margin $0 $1 -$10 -$7
Other
Interest Expense -$5 -$11
-$10
Purchase of Senior Notes (one-time gain) -
$8
- -
Corporate Expenses & Investments
-$6
-$23 -$34
FX Transaction Activity -$1 - -
($ in millions)
$2
-$3
-$3

Cash Flow (Non-GAAP) –1Q10 and FY10 Forecast
Unaudited
(In millions)
Low High
Ridge Clearing Core
Financing Processing Broadridge
Free Cash Flow (Non-GAAP) :
Activities Activities (b) Total
Earnings - $                 26 $                  26 $               199 $             214 $
Depreciation and amortization - 14 14 60 62
Stock-based compensation expense - 6 6 31 33
Other - (1) (1) 13 13
Subtotal - 45 45 303 322
Working capital changes
- (14) (14) (15) (10)
Securities clearing activities
(a)
(33) - (33) - -
Long-term assets & liabilities changes - 1 1 (2) -
Net cash flow provided by (used in) operating activities (33) 32 (1) 286 312
Cash Flows From Investing Activities
Capital expenditures & intangibles - (4) (4) (51)
$             (42)
Free cash flow (33) $                 28 $                  (5) $                 235 $             270 $
Cash Flows From Other Investing and Financing Activities
Acquisitions - - - - -
Freed up Ridge Clearing capital
(d)
180 200
Long-term debt repayment - - - - -
Dividends - (10) (10) (67) (67)
Other
(4) 6 2 - -
Stock repurchases net of options proceeds - (58) (58) (58) (58)
Short-term (bank overdrafts) 22 - 22 - -
Net change in cash and cash equivalents (15) (34) (49) 290 345
Cash and cash equivalents, at the beginning of year 109 172 281 172 172
Cash and cash equivalents, at the end of quarter 94 $                  138 $               232 $             462 $             517 $
(a) Cash and securities segregated for regulatory purposes, securities deposited with clearing organizations and securities receivables and securities payables
(b) Core Processing Activities are Broadridge Total excluding Ridge Clearing Financing Activities
(c) Guidance does not include effect of any future acquisitions, additional debt or share repurchases
(d) Assumes third quarter close of Penson transaction
Three Months Ended FY10 Range
(c)
September 2009
Core Processing Activities

Broadridge - FY 2010 Financial Guidance Summary
Revenue growth in a range of 6-8%
Closed sales forecast for the year of $185-205M
Earnings before interest and taxes margin of 15.3-16.0%, excluding one-time items from Penson transaction (Non-GAAP), and 13.9-14.7% (GAAP)
Diluted Earnings Per Share:
Non-GAAP EPS in the range of $1.50-$1.60
GAAP EPS in the range of $1.42-$1.52, includes the net impact of $0.08 for one-
time items related to Penson transaction and foreign tax credit
Interest expense of approximately $11M
Effective tax rate of approximately 37.5%, excluding the one-time foreign tax credit (Non-GAAP), and 35.0% including the one-time foreign tax credit (GAAP)
Free cash flow in the range of $235-270M
Diluted weighted-average shares of approximately 141M, which does not include the impact of any future share repurchases
Guidance does not include effect of any future acquisitions or additional debt

Strategy Update
Investor Communications Strategy:
Leverage growth opportunities in the core proxy business
•
Through development of new products that will make the shareholder communications and governance process more transparent and efficient
Capitalize on the meaningful growth opportunities in the Mutual Fund business
•
As event-driven mutual fund activity returns to historical growth patterns
•
Leveraging our data aggregation strategy via our Access Data acquisition
Expand our leadership position in the transaction reporting and fulfillment business by leveraging our industry-leading secure data processing and E-delivery capabilities
•
MSSB contract signing is a strong proof statement of strategy

Strategy Update
Securities Processing & Outsourcing Strategy:
Continue to believe that our core ASP model for securities processing needs a broader offering in order to close more transactions
Broadridge remains in a position to offer a unique 3-tier securities processing model
Our processing model has evolved into a pure technology services strategy with the operating scale and traction that enables Outsourcing to stand on its own
Outsourcing annual revenue rate is expected to be approximately $100M after the close and conversion of the Penson deal
We expect the operations outsourcing business to be at scale at completion of the Penson conversion and we are optimistic about our sales pipeline and the associated incremental margins

Summary
Solid start to fiscal year 2010 as we are tracking to our full year expectations for both revenue and earnings per share, before the impact of one-time items
Recurring fee revenues continue to grow and event-driven mutual fund proxy activity has returned
Solid performance in closed sales activity with event-driven mutual fund proxy sales leading the way
Our sales pipeline has good momentum as we closed a strategic sale post-quarter in
ICS, and other large opportunities remain in our pipeline
The Penson transaction provides a clear and executable securities processing strategy that we anticipate will free up approximately $180-200M in cash, while still providing the upside opportunity associated with Outsourcing
ICS is stronger than ever and the securities processing business is now on the right path, as Broadridge is well-positioned to leave these challenging times better than it entered them
Reaffirming our commitment to use strong free cash flows to create greater shareholder value
Details regarding the use of freed-up capital related to exiting Clearing will be discussed post-closing of the Penson transaction

19 Q&A There are no slides during this portion of the presentation

20 Closing Comments There are no slides during this portion of the presentation

21 Appendix Appendix

Broadridge FY10 Guidance
($ in millions)
FY09 FY10 Range FY09 FY10 Range
Actual Low High Actual Low High
$1,531 $1,715 $1,737 ICS $249 $292 $309
-3% 12% 13% Growth %  /  Margin %  16.3% 17.0% 17.8%
$534 $504 $515 SPS $143 $107 $118
4% -6% -4%
Growth %  /  Margin %
26.7% 21.2% 22.9%
$101 $82 $84 COS ($9) ($19) ($16)
6% -19% -17%
Growth %  /  Margin %
-9.0% -22.6% -18.5%
$2,166 $2,301 $2,336 Total Segments $382 $380 $412
-1% 6% 8%
Growth %  /  Margin %
17.7% 16.5% 17.6%
$1 $0 $0 Other ($28) ($23) ($34)
($18) ($30) ($20) FX * ($2) ($10) ($7)
$2,149 $2,271 $2,317 Total EBIT Before 1-Times $352 $348 $371
-3% 6% 8% Growth %  /  Margin %  16.4% 15.3% 16.0%
One-Time Items $8 ($32) ($32)
Total EBIT $361 $316 $339
Margin % 16.8% 13.9% 14.7%
Interest & Other ($14) ($11) ($10)
FY10 Range Total EBT $346 $306 $330
Segments Low High
Margin % 16.1% 13.5% 14.2%
ICS
$115 $125
SPS / COS $70 $80 Income Taxes ($123) ($107) ($116)
Total
$185 $205
Tax Rate 35.5% 34.9% 35.1%
Total Net Earnings $223 $199 $214
Margin % 10.4% 8.8% 9.2%
Diluted Shares 142 141 141
Diluted EPS (GAAP) $1.58 $1.42 $1.52
Growth %
16% -10% -4%
Diluted EPS Before 1-Times (Non-GAAP) $1.51 $1.50 $1.60
Growth %
6% -1% 6%
Diluted EPS Before Penson/MSSB/Share Repurchases $1.54 $1.64
EPS Reconciliation Low High
Diluted EPS Before Penson/MSSB/Share Repurchases $1.54 $1.64
Penson/MSSB Operational Losses ($0.07) ($0.07)
Share Repurchase Impact $0.03 $0.03
Diluted EPS Before 1-Times (Non-GAAP) $1.50 $1.60
Penson Transaction Loss ($0.14) ($0.14)
Tax Restructuring (International) $0.06 $0.06
Diluted EPS (GAAP) - Revised Forecast $1.42 $1.52
* includes impact of FX P&L Margin and FX Transaction Activity
Revenue EBIT
Closed Sales

Broadridge Q1 Results and FY10 Guidance
1Q10 1Q09 FY10 Range
DRIVERS Actual Actual Low High
Sales
3% 2% 4% 5%
Losses
-2% -1% -2% -2%
Net New Business 1% 1% 2% 3%
Internal Growth -2% 2% -1% 0%
Event-Driven 1% 0% 3% 3%
Distribution -3% 2% 3% 3%
Acquisitions/Divestitures/Other/FX 0% 0% -1% -1%
Total Revenues -3% 5% 6% 8%